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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 2001

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                                 38-2626206
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                     1-14094
                            (COMMISSION FILE NUMBER)



26600 TELEGRAPH ROAD, STE. 300
SOUTHFIELD, MICHIGAN                                         48034
(ADDRESS OF PRINCIPAL                                     (ZIP CODE)
 EXECUTIVE OFFICES)


                                 (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.           OTHER EVENTS

                  The registrant reported in a press release dated February 15, 2001 its operating results for the fourth quarter and full year 2000. A copy of the press release is attached hereto as an exhibit to this Current Report on Form 8-K, and is hereby incorporated by this reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  a.       None.

                  b.       None.

                  c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                           99       Press Release dated February 15, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2001          MEADOWBROOK INSURANCE GROUP, INC.
                                  (REGISTRANT)


                                  By:    /s/ Robert S.  Cubbin
                                  ---------------------------------------------
                                        Robert S. Cubbin, President and Chief
                                        Operating Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                              DOCUMENT DESCRIPTION
-----------                              --------------------

   99                                    Press Release dated February 15, 2001